                                                            Hollywood Park, Inc.
                                                                   Exhibit 10.48
                                                     To Form 10-Q, June 30, 1998


                                 MEMORANDUM OF
                                 -------------
                               OPTION AGREEMENT
                               ----------------


     THIS MEMORANDUM OF OPTION AGREEMENT (this "MEMORANDUM"), is made as of this 2nd day of June, 1998, by and between THE WEBSTER FAMILY LIMITED PARTNERSHIP, a(n) ___________ family limited partnership and THE DIUGUID FAMILY LIMITED PARTNERSHIP, a(n) _____________ family limited partnership (collectively, the "LANDLORD"), and PINNACLE GAMING DEVELOPMENT CORP., a Colorado corporation ("TENANT"), for the purpose of evidencing their execution of a certain Option Agreement dated of even date herewith (the "AGREEMENT").


                                   AGREEMENT:

     1. Pursuant to the Agreement, Tenant and Landlord have agreed that Tenant shall have the right or option to lease and Landlord shall have the obligation to lease to Tenant upon the occurrence of certain conditions more particularly described in the Agreement certain real property in Switzerland County, Indiana, as more particularly described on EXHIBIT A attached hereto and made a part
                                  ---------
hereof (the "REAL ESTATE"), together with all rights, privileges, interest, easements, hereditaments, appurtenances, fixtures and improvements now or hereafter belonging, appertaining, located on, attached to, or used in connection with the Real Estate (collectively, the "APPURTENANCES") (the Real Estate, together with the Appurtenances, being referred to herein as the "PROPERTY"); provided, however, Tenant's right to lease the Property shall expire on December 31, 1999, or on December 31, 2000 in the event Tenant extends the Agreement, or such later time as the parties may agree.

     2. It is the intention of the parties hereto that this instrument shall be recorded in the office of the recorder of Switzerland County, State of Indiana for the purpose of effecting and affording record and constructive notice of the contractual interest of Tenant under the Agreement in and to the Property.

     IN WITNESS WHEREOF, the parties have executed this Memorandum of Option Agreement as of the date first above written.

                                                 "LANDLORD"

                                  THE WEBSTER FAMILY LIMITED PARTNERSHIP,
                                  a(n) ___________ family limited partnership


                                  By:  /s/ Daniel Webster
                                      -----------------------------------------
                                       Daniel Webster, General Partner


                                  By:  /s/ Marsha Webster
                                      -----------------------------------------
                                       Marsha Webster, General Partner

                                  THE DIUGUID FAMILY LIMITED PARTNERSHIP,
                                  a(n) ____________ family limited partnership


                                  By:  /s/ Wm. G. Diuguid
                                      -----------------------------------------
                                       William G. Diuguid, General Partner


                                  By:  /s/ Sara T. Diuguid
                                      -----------------------------------------
                                       Sara T. Diuguid, General Partner


                                                    "TENANT"

                                  PINNACLE GAMING DEVELOPMENT CORP.,
                                  a Colorado corporation


                                  By:  /s/ Robert F. List
                                      -----------------------------------------
                                       Robert F. List, Treasurer

STATE OF KENTUCKY  )
                   ) SS:
COUNTY OF GALLATIN )


     Before me, a Notary Public in and for said County and State, personally appeared DANIEL WEBSTER, known to me to be a General Partner of THE WEBSTER FAMILY LIMITED PARTNERSHIP, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.
                                            ---

                                        /s/ Tina M. Logodon
                                        ---------------------------
                                        Notary Public - Signature

                                            Tina M. Logodon
                                        ---------------------------
                                        Notary Public - Printed

My Commission Expires:                  My County of Residence:

   03/03/02                                Gallatin
----------------------                  ---------------------------

STATE OF KENTUCKY  )
                   ) SS:
COUNTY OF GALLATIN )


     Before me, a Notary Public in and for said County and State, personally appeared MARSHA WEBSTER, known to me to be a General Partner of THE WEBSTER FAMILY LIMITED PARTNERSHIP, who being first duly sworn by me upon her oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.
                                            ---

                                        /s/ Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Signature

                                            Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Printed

My Commission Expires:                  My County of Residence:

   03/03/02                                Gallatin
----------------------                  ---------------------------
STATE OF KENTUCKY  )
                   ) SS:
COUNTY OF Gallatin )


     Before me, a Notary Public in and for said County and State, personally appeared WILLIAM G. DIUGUID, known to me to be a General Partner of THE DIUGUID FAMILY LIMITED PARTNERSHIP, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

          WITNESS my hand and Notarial Seal this 4th day of June, 1998.
                                                 ---

                                        /s/ Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Signature

                                            Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Printed

My Commission Expires:                  My County of Residence:

   03/02/02                                Gallatin
----------------------                  ---------------------------

STATE OF KENTUCKY  )
                   ) SS:
COUNTY OF GALLATIN )


     Before me, a Notary Public in and for said County and State, personally appeared SARA T. DIUGUID, known to me to be a General Partner of THE DIUGUID FAMILY LIMITED PARTNERSHIP, who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

     WITNESS my hand and Notarial Seal this 4th day of June, 1998.
                                            ---

                                        /s/ Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Signature

                                            Tina M. Logoden
                                        ---------------------------
                                        Notary Public - Printed

My Commission Expires:                  My County of Residence:

   03/03/02                                Gallatin
----------------------                  ---------------------------
STATE OF INDIANA )
                 ) SS:
COUNTY OF Marion )


          Before me, a Notary Public in and for said County and State, personally appeared ROBERT F. LIST, known to me to be the Treasurer of PINNACLE GAMING DEVELOPMENT CORP., who being first duly sworn by me upon his oath, acknowledged the execution of the foregoing Memorandum of Option Agreement for and on behalf of said entity.

          WITNESS my hand and Notarial Seal this 4th day of June, 1998.
                                                 ---

                                        /s/ Loretta K. Cook
                                        ---------------------------
                                        Notary Public - Signature

                                            Loretta K. Cook
                                        ---------------------------
                                        Notary Public - Printed

My Commission Expires:                  My County of Residence:

   08/23/01                                Marion
----------------------                  ---------------------------